NUMBER
A

CLASS A COMMON STOCK

SHARES

CLASS A COMMON STOCK

Harris Stratex Networks, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR ABBREVIATIONS AND STATEMENT OF RIGHTS GRANTED TO EACH CLASS OF SHARES

CUSIP 41457P 10 6

THIS CERTIFIES THAT

is the registered holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE CLASS A COMMON STOCK OF

Harris Stratex Networks, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

President and Chief Executive Officer

Harris Stratex Networks, Inc. INCORPORATED OCTOBER 5, 2006 DELAWARE

Treasurer and Assistant Secretary

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003

7 / H / Harris Stratex Networks 25647 / Harris 25647 FC Lot 1

PRODUCTION COORDINATOR: HOLLY GRONER 931-490-1722
PROOF OF: JANUARY 19, 2007
HARRIS STRATEX NETWORKS, INC.
TSB 25647 FC LOT 1
OPERATOR: ANTHONY / DIANNE/ANTHONY
Rev. 3

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-3 dark green.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Harris Stratex Networks, Inc.

A copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of the Corporation authorized to be issued and upon the holders thereof as established by the Restated Certificate of Incorporation, as amended, (or by any certificate of determination of preferences), and the number of shares constituting each class and the designation thereof, will be furnished to any stockholder of the Corporation upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

______________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney,

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________

THE SIGNATURE SHOULD BE GUARANTEED BY A BROKERAGE FIRM OR A FINANCIAL INSTITUTION THAT IS A MEMBER OF A SECURITIES APPROVED MEDALLION PROGRAM, SUCH AS A SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP), STOCK EXCHANGES MEDALLION PROGRAM (SEMP) OR NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (MSP).

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: HOLLY GRONER 931-490-1722 PROOF OF: JANUARY 18, 2007 HARRIS STRATEX NETWORKS, INC. TSB 25647 BK LOT 1
	OPERATOR: ANTHONY / DIANNE
7 / H / Harris Stratex Networks 25647 / Harris 25647 Bk Lot 1	Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

NUMBER
B

CLASS B COMMON STOCK

SHARES

CLASS B COMMON STOCK

Harris Stratex Networks, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR ABBREVIATIONS AND STATEMENT OF RIGHTS GRANTED TO EACH CLASS OF SHARES

CUSIP 41457P 20 5

THIS CERTIFIES THAT

is the registered holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE CLASS B COMMON STOCK OF

Harris Stratex Networks, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

President and Chief Executive Officer

Harris Stratex Networks, Inc. INCORPORATED OCTOBER 5, 2006 DELAWARE

Treasurer and Assistant Secretary

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: HOLLY GRONER 931-490-1722 PROOF OF: JANUARY 19, 2007 HARRIS STRATEX NETWORKS, INC. TSB 25647 FC LOT 2
7 / H / Harris Stratex Networks 25647 / Harris 25647 FC Lot 2	OPERATOR: ANTHONY / DIANNE/ANTHONY Rev. 3

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-7 dark blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Harris Stratex Networks, Inc.

A copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of the Corporation authorized to be issued and upon the holders thereof as established by the Restated Certificate of Incorporation, as amended, (or by any certificate of determination of preferences), and the number of shares constituting each class and the designation thereof, will be furnished to any stockholder of the Corporation upon request and without charge at the principal office of the Corporation.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR AGREEMENT, DATED AS OF JANUARY 26, 2007 (THE "AGREEMENT"), BY AND BETWEEN HARRIS CORPORATION (THE "STOCKHOLDER") AND HARRIS STRATEX NETWORKS, INC. (THE "COMPANY"). THE AGREEMENT CONTAINS CERTAIN PROVISIONS THAT RESTRICT THE STOCKHOLDER FROM DISPOSING OF ITS BENEFICIAL OWNERSHIP OF THE SECURITIES FOR TWO YEARS FROM JANUARY 26, 2007, EXCEPT (I) PURSUANT TO CERTAIN PREEMPTIVE RIGHTS PROVIDED TO THE STOCKHOLDER UNDER THE AGREEMENT AND THE CERTIFICATE OF INCORPORATION OF THE COMPANY, (II) WITH THE PRIOR APPROVAL OF THE CLASS A DIRECTORS OF THE COMPANY OR (III) AS A RESULT OF CERTAIN ACTIONS TAKEN BY THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, A TRANSFEREE OF THE SECURITIES MAY BE REQUIRED TO DELIVER A WRITTEN UNDERTAKING TO THE COMPANY PURSUANT TO WHICH IT EXPRESSLY ASSUMES ALL OF THE STOCKHOLDER'S OBLIGATIONS UNDER THE AGREEMENT. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ______________________________

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney,

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________

THE SIGNATURE SHOULD BE GUARANTEED BY A BROKERAGE FIRM OR A FINANCIAL INSTITUTION THAT IS A MEMBER OF A SECURITIES APPROVED MEDALLION PROGRAM, SUCH AS A SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP), STOCK EXCHANGES MEDALLION PROGRAM (SEMP) OR NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (MSP).

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003

7 / H / Harris Stratex Networks 25647 / Harris 25647 Bk Lot 2

PRODUCTION COORDINATOR: HOLLY GRONER 931-490-1722
PROOF OF: JANUARY 18, 2007
HARRIS STRATEX NETWORKS, INC.
TSB 25647 BK LOT 2
OPERATOR: ANTHONY / DIANNE
Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF